SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 18, 2014


                                STRAINWISE, INC.
                      ------------------------------------
                 (Name of Small Business Issuer in its charter)


         Utah                      000-54231                27-4336843
 ---------------------        ------------------          -----------------
(State of incorporation)     (Commission File No.)       (IRS Employer
                                                          Identification No.)

                        1350 Independence St., Suite 300
                               Lakewood, CO 80215
                   -----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (303) 736-2442



          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     On  December  18,  2014,  the  Company   terminated  its   Lock-Up/Leak-Out
agreements respect to the shares of common stock held by the persons listed below:

      Name                          Shares
      ----                          ------

      Mathew D. Cinquanta           90,000
      Mark McNeely                  55,000
      William Emanuel               10,000
      Jason Amos                    32,500
      David Modica                  11,500
      John W. Walsh, Jr.            71,000
      Gary Ashurst                  30,000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 30, 2014               STRAINWISE, INC.


                                      By:/s/ Shawn Phillips
                                         ---------------------------------------
                                         Shawn Phillips, Chief Executive Officer